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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





     Date of Report (Date of earliest event reported): APRIL 9, 2003



                                  ALLOY, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                          0-26023                 04-3310676
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)


     151 WEST 26TH STREET, 11TH FLOOR, NEW YORK, NEW YORK       10001
          (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code: (212) 244-4307


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ITEM 5.   OTHER EVENTS.
-------   ------------
On April 9, 2003 the Board of Directors of Alloy, Inc. (the "Company") declared a dividend of one stock purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on April 28, 2003 (the "Record Date"). The Rights will become exercisable only upon the occurrence of certain events specified in the Rights Agreement, dated as of April 14, 2003 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

The description and terms of the Rights are set forth in the Rights Agreement, which is attached as Exhibit 4.1 hereto and incorporated herein by reference. A summary of the Rights and the Rights Agreement is included as Exhibit B to the Rights Agreement.

A copy of the press release announcing the adoption of the Rights Plan is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------  ----------------------------------

(a)   Financial  statements  of  business  acquired.

      Not  applicable.

(b)   Pro  forma  financial  information.

      Not  applicable.

(c)   Exhibits.

4.1 Rights Agreement, dated as of April 14, 2003, between Alloy, Inc. and American Stock Transfer & Trust Company, which includes the form of Certificate of Designation setting forth the terms of the Series C Junior Participating Preferred Stock, $0.01 par value, as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

99.1 Press  Release  dated  April  14,  2003

ITEM   9.    REGULATION FD DISCLOSURE.
---------   --------------------------

     Not applicable.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLOY, INC.
                                   ------------
                                   (Registrant)



Date: April 14, 2003               /s/ Samuel A. Gradess
                                   ------------------------------------------
                                   Samuel A. Gradess, Chief Financial Officer





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                               EXHIBIT INDEX
                               -------------

Exhibit                                                                          Sequential
Number               Description                                                 Page Number
--------            ------------                                                -------------

4.1            Rights Agreement, dated as of April 14, 2003, between Alloy, Inc.
               and American Stock Transfer & Trust Company, which includes the form of Certificate of Designation setting forth the terms of the Series C Junior Participating Preferred Stock, $0.01 par value, as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

99.1           Press  Release  dated  April  14,  2003









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